UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   April 21, 2005

                               HMN Financial, Inc.
                               -------------------
             (Exact name of registrant as specified in its chapter)

          Delaware                  0-24100             41-1777397
(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)           File Number)      Identification No.)

         1016 Civic Center Drive Northwest
                    PO Box 6057
               Rochester, Minnesota                         55903-6057
     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (507) 535-1200

           __________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02.  Results of Operations and Financial Condition.

On April 21, 2005, HMN Financial, Inc. (the "Company") reported its financial results for its first fiscal quarter ended March 31, 2005. See the Company's press release dated April 21, 2005, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

         (c) Exhibits (the following exhibits are furnished to the SEC)

                  Exhibit Number         Description
                  --------------         -----------

                    99                   Press release dated April 21, 2005



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HMN Financial, Inc.
                                               (Registrant)

Date: April 22, 2005                          /s/ Jon Eberle

                                      Jon Eberle, SVP/CFO/Treasurer